UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2009
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ANADIGICS, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE (State or other jurisdiction of incorporation)	000-51532 (Commission File Number)	22-2582106 (IRS Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey                                                                                                            07059
          (Address of principal executive offices)                                                                                                                      (zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (sec General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective December 31, 2009, Mr. Gilles Delfassy resigned as a member of the Board of Directors (the “Board”) of Anadigics, Inc. (the “Company”).  Mr. Delfassy has agreed to serve as a member of the Company’s Technical Advisory Board. with current Board member Mr. David Fellows.

(c)           Effective January 4, 2010, the Board of Directors of the Company appointed Mr. Dennis Strigl a Class I director of the Company to fill the vacancy created by Mr. Delfassy’s resignation. Mr. Strigl was President and COO of Verizon Communications since January 2007 until his retirement on December 31, 2009 and was formerly the President and CEO of Verizon Wireless, one of the largest wireless communications providers in the US, since its formation in April 2000. Mr. Strigl was previously a member of the Board of the Company from January 2000 to May 2008.

Under our standard compensation arrangement available to non-employee directors, Mr. Strigl will receive an annual retainer of $30,000.  The Company will reimburse Mr. Strigl for ordinary expenses incurred in connection with his attendance at such meetings.  As a new non-employee director, Mr. Strigl is entitled to receive an initial grant of stock options, restricted stock, or a combination thereof, not to exceed 50,000 shares and a value, as of the date of grant, of $125,000.  Such grant vests one third annually over a three year period.  Mr. Strigl is also entitled to receive, at the beginning of each fiscal year, an annual equity grant of stock options, restricted stock, or a combination thereof, not to exceed 50,000 shares and a value, as of the date of grant, of $130,000.  Each such grant vests one year from the grant date.  There are no other arrangements or understandings between Mr. Strigl and any other person pursuant to which Mr. Strigl was selected as a director and there are no related party transactions between Mr. Strigl and the Company.

(e)   The Company entered into an amendment, dated December 10, 2009 (the “Amendment) to the employment agreement of the Company’s Chief Executive Officer, Mario A. Rivas.dated January 15, 2009.to extend the stated term of  his employment from December 31, 2010 to December 31, 2013. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Also, on January 4, 2010, the Company issued a press release announcing the resignation of Mr. Delfassy, the appointment of Mr. Strigl and the amendment of Mr. Rivas’ employment agreement.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.                      Description

10.1                      Amendment to Employment Agreement between the Company and Mario A. Rivas, dated as of December 10, 2009.

99.1                      Press Release dated January  4, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           January 4, 2010

                               ANADIGICS, Inc.
                               By:  /s/  Thomas C. Shields
                               Name:  Thomas C. Shields
                               Title:   Executive Vice President and Chief Financial Officer